UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: April 24, 2006 (Date of earliest event reported)
Aradigm Corporation (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	0-28402 (Commission File Number)	94-3133088 (IRS Employer Identification Number)

3929 Point Eden Way (Address of principal executive offices)		94545 (Zip Code)
510-265-9000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

In a press release dated April 24, 2006, Aradigm Corporation announced its intention to apply for listing on the Nasdaq Capital Market. This move follows the determination of the Nasdaq Listing Qualifications Panel that Aradigm did not meet the $50,000,000 minimum market value requirements by Marketplace Rules 4450(b)(1)(A) and 4450(b)(1)(B) for a period of 10 consecutive trading days and is not expected to regain compliance by the extension date of April 28, 2006.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Aradigm Corporation dated April 24, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2006	ARADIGM CORPORATION By: /s/ Thomas C. Chesterman Thomas C. Chesterman Senior Vice President and Chief Financial Offiicer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Aradigm Corporation dated April 24, 2006